UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2004

Acuity Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-16583

(Commission File Number)

58-2632672

(IRS Employer Identification Number)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA 30309

(Address of principal executive offices)

(404) 853-1400

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release, issued by Acuity Brands, Inc. on April 6, 2004.

Item 12. Results of Operations and Financial Condition.

Attached hereto is a press release issued by Acuity Brands, Inc. (the “Registrant”) on April 6, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 6, 2004

ACUITY BRANDS, INC.

By:	/s/ Kenyon W. Murphy
Kenyon W. Murphy
Senior Vice President and General Counsel

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